UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2021

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street	Jasper,	Indiana	47546-2256
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code  (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, Kimball International, Inc. (the “Company”) announced that Kourtney L. Smith has been appointed Chief Operating Officer, Workplace and Health, effective November 18, 2021. Ms. Smith remains an Executive Vice President and will continue to report directly to Chief Executive Officer Kristine L. Juster.

Ms. Smith joined the Company in 1988 and has held roles of increasing responsibility in marketing, product development, sales and service. In August 2020, Ms. Smith was appointed President, Workplace. She previously served in roles as President of National Office Furniture and President of Kimball Hospitality.

There are no arrangements or understandings between Ms. Smith and any other persons pursuant to which she was appointed Chief Operating Officer, Workplace and Health. There are no family relationships between Ms. Smith and any director or executive officer of the Company, and Ms. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with this appointment, Ms. Smith’s base salary will be increased to $400,000 per year, and her target annual incentive in the Company’s Annual Cash Incentive Plan will increase to 65%. The Company will also grant Ms. Smith a Restricted Stock Unit ("RSU") award valued at $32,683 that will vest in full on June 30, 2022, an RSU award valued at $49,000 that will vest in full on June 30, 2023, and an RSU award valued at $49,000 that will vest in full on June 30, 2024.

Details regarding base salary determinations, the Annual Cash Incentive Plan and the Company’s Stock Incentive Plan are included in the Compensation Discussion and Analysis section of the Company’s definitive proxy statement for the 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on September 13, 2021. The foregoing summaries are not intended to be complete and are qualified in their entirety by reference to agreements with Ms. Smith, forms of which are disclosed in the Company’s Annual Report on Form 10-K filed on August 31, 2021 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
104	Cover Page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Mark W. Johnson
MARK W. JOHNSON Chief Legal and Governance Officer & Corporate Secretary
Date: November 18, 2021

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